Exhibit 99.1



                     CERTIFICATION PURSUANT TO
                     18 U.S.C.  SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC. (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Woodman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ Michael Woodman
                                -------------------
                                Michael Woodman
                                Chief Executive Officer
                                November 19, 2002